EXHIBIT A

TO THAT CERTAIN Asset Purchase Agreement dated as/of February 9, 2001, by and among Nova Natural Resources Corporation, a Colorado Corporation (the "Company"), those shareholders of the Company identified on this Exhibit A to that Agreement and Torita Donghao LLC, a Delaware limited liability company.

SHAREHOLDERS:

The REM Family Trust, Robert E. McDonald, Trustee

The Karen McDonald Trust, Karen McDonald, Trustee

Brian B. Spillane

Milton O. Childers

James R. Schaff

Mary F. Mernah

Robert W. Meier

John R. Parker